SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 20, 2003


                                   DTLL, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-30608                                                 41-1279182
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                               701 Xenia Avenue S.
                                    Suite 130
                         Golden Valley, Minnesota 55416
              (Address of Principal Executive Offices and Zip Code)


                                 (763) 923 2266
              (Registrant's telephone number, including area code)


                             Dental Resources, Inc.
                             530 South River Street
                             Delano, Minnesota 55328

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

         On March 21, 2003, the Registrant issued a press release reporting the results of the special shareholder meeting held on March 20, 2003 and the subsequent sale of substantially all of the Registrant's assets to DRIA, LLC. The Registrant also amended its articles of incorporation to change its name from Dental Resources, Inc. to DTLL, Inc., to increase its authorized stock and to change its registered address. The Registrant's symbol will change to "DTLI" effective Monday, March 24, 2003. The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.

         Subsequent to the closing, Douglas B. Murphy and Bryan Nichols resigned as members of the board of directors. The Registrant's board elected Russell G. Felten as chief executive officer and Thomas Krosschell as chief financial officer. The Registrant's previous officers became employees of DRIA, LLC.


Item 7. Financial Statements and Exhibits

         Exhibit 99 Press release dated March 21, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DTLL, INC.



                                                By:  /s/ Russell G. Felten
                                                   ----------------------------
Date:  March 21, 2003                                    Russell G. Felten
                                                         Chief Executive Officer

                                  EXHIBIT INDEX

                                   DTLL, Inc.
                             Form 8-K Current Report
                              Dated March 20, 2003




Exhibit Number             Description

       99                  Press release dated March 21, 2003